Exhibit 1.01
Weatherford International plc
Conflict Minerals Report
For the Year Ended December 31, 2017

This Conflict Minerals Report of Weatherford International plc (“Weatherford,” “we,” “our” or “Company”) is in accordance with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.

Company Overview

Weatherford is one of the largest multinational oilfield service companies providing innovative solutions, technology and services to the oil and gas industry. We operate in approximately 90 countries and have service and sales locations in nearly all of the oil and gas producing regions in the world. Weatherford is committed to a culture of compliance and committed to tracing the origins of its necessary conflict minerals to ensure that we are sourcing materials and components from companies that share our values and commitment to human rights, ethics and environmental responsibility.

Product & Supply Chain Overview

We manage our business through four business groups: 1) Production 2) Completions 3) Drilling and Evaluation and 4) Well Construction. We have evaluated our product lines and made a good faith determination that columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten (“conflict minerals” or “3TG”) were necessary for the production or functionality of some products manufactured or contracted for manufacture by Weatherford in calendar year 2017. These products include, but are not limited to, liner hanger systems, fishing recovery tools, rotating cement heads, downhole deployment valves, pressure control equipment, inflatable packers, casing packers, thru-tubing equipment, wellbore tubulars, casing and running tools, drilling casing bits, centralizers, float equipment, stimulation sleeves, expandable sand screens, composite plugs, inflow control devices, gravel pack systems, production packers, isolation valves, RFID enabled tools, subsurface safety valves, pressure pumping systems, continuous rod products, gas lift valve systems, rotaflex pump units, gas lift systems, power generation units, reciprocating rod lifts systems, flow measurement products, SurgeMaster®II tool, drilling rental tools, performance drilling tools, mechanized rig equipment, conventional tubular running equipment, pump and fluid systems, well servicing equipment, logging while drilling equipment, measurement while drilling equipment, directional drilling equipment, rotary steerable systems, managed pressure drilling systems, rotating control devices, advanced flow detection systems, and steady state continuous flow systems (collectively, “covered products”).

Weatherford’s global supply chain is complex with multiple levels of suppliers between us and upstream conflict minerals producers. Further, our covered products consist of many component materials and parts, with multiple suppliers potentially contributing to a single product. As a downstream company, we do not have direct visibility into, and are always many layers removed from, smelters or refiners of 3TG (“smelters”) and the associated mines of origin. We, therefore, rely on our direct suppliers (“tier 1”) and their suppliers (“tier 2”) to provide the information necessary to trace the source and chain of custody of 3TG that may exist in our covered products.

Reasonable Country of Origin Inquiry (RCOI)

This year, with continued refinement of our program and processes, we undertook an extensive manual review of numerous data sheets containing engineered design product information to identify direct suppliers in the supply chain of our manufacturing businesses falling within the scope of the Rule. This comprehensive review enabled us to refine the scope of the suppliers we believe are covered by the Rule by identifying specific product or products supplied to Weatherford that may contain 3TG. Our review identified 1,335 tier 1 suppliers within the scope of the Rule.

Weatherford, with the assistance of a third party consultant, contacted the 1,335 suppliers to request and collect information on a product level as to the use and origin of 3TG. Utilizing the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (“CMRT”), suppliers were asked to provide information regarding the existence of 3TG in specifically identified materials and products sold to Weatherford and the sourcing of these materials, with the ultimate goal of identifying the smelters and associated mine countries of origin connected to 3TG. If a supplier was unable to provide one or more product-specific CMRTs, the supplier could choose to provide a company level or user defined CMRT. This reporting year approximately 68% of suppliers responded. Suppliers unable to provide a CMRT on their own behalf were requested to provide relevant information on their tier 2 suppliers. We then contacted these tier 2 suppliers, and subsequent tiers of suppliers as needed.

If suppliers did not respond to our request for information, we made multiple additional attempts to contact them via emails and telephone calls. Through our program and outreach, we continued extensive efforts to educate and inform suppliers who remain unfamiliar with conflict mineral rules and Weatherford’s related policies. If, after these efforts, a supplier still did not register within the system or provide the information requested, the matter was further escalated internally and there was direct outreach by Weatherford.

RCOI Results

The response rate for those suppliers contacted this reporting year was 68% or 911 suppliers. This is an increase of 2% from the last reporting year. Of the 1,335 suppliers who responded, 34.2% indicated one or more conflict minerals exist in the suppliers’ materials or products sold to Weatherford and included in a covered product. Based on a reasonable country of origin inquiry, we have reason to believe that conflict minerals necessary to the functionality or production of our covered products may have originated in the Democratic Republic of the Congo or adjoining countries (“DRC”). We performed due diligence measures on the source and chain of custody of the necessary conflict minerals in our covered products, as described in this report.

Due Diligence
Design
The design of Weatherford’s due diligence framework conforms to the due diligence-related steps of Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, second edition.

Measures Undertaken

Once we received information from suppliers in the CMRT, we evaluated responses for plausibility, consistency, and gaps in information. If, during the evaluation, any quality control flags were raised regarding the veracity or accuracy of information, suppliers were automatically contacted again on a bi-weekly basis up to an additional 3 times to confirm or verify the information. Examples of quality control flags are:

•	One or more smelters were listed but no conflict mineral was listed by the supplier;

•	Smelter information was not provided for a conflict mineral used by the supplier, or the listed smelter was not a verified metal processor in the database of our third party consultant;

•	Supplier answered yes to sourcing from the DRC, but none of the smelters listed are known to source from the region;

•	Supplier indicated that they have not received 3TG data for each metal from all relevant suppliers;

•	Supplier indicated they have not provided all applicable smelter information received; and

•	Supplier indicated 100% of the 3TG for products covered by the declaration originated from scrap/recycled sources, but one or more smelters listed are not known to be exclusive recyclers.

With the supplier information collected and evaluated as described above, we used information collected by industry groups and our third party consultant to verify the identified smelters. Through an outreach process we attempted to verify (1) the types of metal processing performed (including exclusive recycling), (2) the mine countries of origin of the conflict minerals, (3) the conflict-free certification status of the identified smelters, and (4) the due diligence measures being conducted for those entities that are not conflict-free certified. We compared the supplier identified smelters to the list of smelters which have received a “conflict free” designation based on internationally accepted audit standards of the (a) Responsible Minerals Initiative (“RMI”), formerly known as the CFSI Conflict-Free Smelter Program (“CFSI”), and the Responsible Minerals Assurance Process (“RMAP”) developed by RMI, (b) the London Bullion Market Association Good Delivery Program (“LBMA”) and (c) the Responsible Jewellery Council Chain-of-Custody Certification (“RJC”). If the smelter was not certified by one of these three internationally-recognized programs, we attempted to contact the smelter to gain more information about its sourcing practices, including countries of origin and transfer, and whether there were any internal due diligence procedures in place or other processes the smelter takes to track the chain-of-custody on the source of its mineral ores. We also performed internet research to determine whether there were any outside sources of information regarding the smelter’s sourcing practices. If the smelters were non-responsive, additional attempts to contact them were made to gather information on mine country of origin and sourcing practices.

Due Diligence Results

Based on the smelter list provided by the suppliers who responded at the product-level and based on publicly available information, we have identified 321 (see Annex I) verified smelters that are within our supply chain. Of these smelters, 261 do not source from the DRC. Sixty of these smelters indicated sourcing within the DRC. Of those 60 smelters, all but two are certified as conflict-free. One of these two uncertified smelters was also determined to be inoperative as of April 2018.

Measures for Improvement

Weatherford’s conflict minerals policy can be found at https://www.weatherford.com/en/documents/corporate-documents/governance-and-policies/conflict-minerals-policy-(november-2013).pdf. The policy is also included within our supplier code of conduct (“Code of Conduct”) and can be found at https://www.weatherford.com/en/documents/corporate-documents/supplier-code-of-conduct/supplier-code-of-conduct-english.pdf. We continue to require all new suppliers from whom Weatherford procures raw materials and components used in Weatherford’s manufacturing operations to agree to the Code of Conduct and to complete a CMRT as part of the terms and conditions of doing business with Weatherford.
Weatherford continues to refine and improve its processes related to the scoping of suppliers covered by the Rule and the tracing and responsible sourcing of 3TG. Future steps to mitigate and address the risk that 3TG contained in our covered products could directly or indirectly finance or benefit armed groups in the DRC may include, but are not limited to:

•	Strengthen the quality of supplier data and product data to more accurately identify 3TG in our covered products and supply chain;

•	Continue to enhance automation and improve efficiency of data gathering with our third party consultant in order to increase the supplier response rate;

•	Improve our ability to identify and trace 3TG to the smelters and associated countries of origin;

•	Continue to engage with our suppliers to provide ongoing education regarding 3TG, Weatherford’s conflict minerals policy and encourage or require their sourcing from conflict-free smelters; and

•
Develop standardized training related to conflict minerals for employees in engineering, manufacturing, supply chain, legal and compliance that are integral to our reporting requirements under the Rule.

This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “expects,” “plans,” “intends,” “will,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance. Weatherford assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Subsequent events may affect Weatherford’s future determinations under Rule 13p-1 of the Securities Exchange Act of 1934, as amended.

Annex I

The table below is an aggregation of data provided by the Weatherford’s suppliers through March 31, 2018 and lists smelters within our supply chain that either do not source 3TG from the DRC or we were unable to validate the region of sourcing.

Metal	Official Smelter Name	Certifications Status	Mine Countries of Origin
Gold	Abington Reldan Metals, LLC		No known country of origin
Gold	Advanced Chemical Company	RMAP	United States, Peru, Indonesia
Gold	African Gold Refinery		No known country of origin
Gold	Aida Chemical Industries Co., Ltd.	RMAP	Recycle/Scrap, Canada, Japan, Bolivia, Peru, Portugal, Spain
Gold	Al Etihad Gold LLC	RMAP	No known country of origin
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	LBMA, RJC, RMAP	Recycle/Scrap, Philippines, China, Japan, Brazil, Sierra Leone, Thailand, Nigeria, Laos, Germany
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	LBMA, RMAP	Brazil, South Africa, Australia
Gold	Argor-Heraeus S.A.	LBMA, RMAP	Argentina, Singapore, Hong Kong, Philippines, China, South Africa, Chile, Switzerland, Indonesia
Gold	Asahi Pretec Corp.	LBMA, RMAP
Myanmar, Papua New Guinea, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, Hong Kong, Guinea, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Recycle/Scrap, Uzbekistan, United Kingdom, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Asahi Refining Canada Ltd.	LBMA, RMAP	Canada, Japan, Australia
Gold	Asahi Refining USA Inc.	LBMA, RMAP	Canada, Hong Kong, United States, China, Uzbekistan, Malaysia, Bermuda, Chile, Australia, Peru, Indonesia
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.		Turkey, Brazil, Australia, Indonesia
Gold	AU Traders and Refiners	RJC, RMAP	No known country of origin
Gold	Aurubis AG	LBMA, RMAP	Recycle/Scrap, Canada, Hong Kong, United States, Japan, China, Brazil, Germany, Indonesia
Gold	Bangalore Refinery	RMAP - Active	No known country of origin
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	LBMA, RMAP	Canada, China, Philippines, Brazil, Italy, Indonesia
Gold	Boliden AB	LBMA, RMAP	Canada, Sweden, Ireland, China, Finland, Indonesia
Gold	C. Hafner GmbH + Co. KG	LBMA, RJC, RMAP	Japan, China, Brazil, Australia, Chile, Peru, Germany

Gold	Caridad		China, Japan, Korea, Republic of, Mexico, Bolivia, Chile
Gold	Cendres + Metaux S.A.	RMAP	Recycle/Scrap, Australia, Switzerland, Germany
Gold	Chimet S.p.A.	LBMA, RMAP	Recycle/Scrap, Turkey, Italy, Mexico, Australia
Gold	Chugai Mining		Canada, United States, Japan, Australia, Chile, Peru, Indonesia
Gold	Daejin Indus Co., Ltd.	RMAP	Japan, Korea, Republic of
Gold	Daye Non-Ferrous Metals Mining Ltd.		Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Switzerland, Canada, Belgium, China, South Africa, Mexico, Chile, Australia
Gold	Degussa Sonne / Mond Goldhandel GmbH		No known country of origin
Gold	DODUCO Contacts and Refining GmbH	RMAP	Recycle/Scrap, Canada, Hong Kong, United States, Japan, China, Chile, Australia, Peru, Germany
Gold	Dowa	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	DS PRETECH Co., Ltd.	RMAP - Active	No known country of origin
Gold	DSC (Do Sung Corporation)	RMAP	Recycle/Scrap, Korea, Republic of, Brazil, South Africa, Australia
Gold	Eco-System Recycling Co., Ltd.	RMAP	Recycle/Scrap, Canada, Mozambique, Japan, Australia, Bolivia, Indonesia
Gold	Emirates Gold DMCC	LBMA, RMAP	United Arab Emirates
Gold	Fidelity Printers and Refiners Ltd.		Zimbabwe
Gold	GCC Gujrat Gold Centre Pvt. Ltd.		No known country of origin
Gold	Geib Refining Corporation	RMAP	United States, China
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	LBMA, RMAP	Russian Federation, Papua New Guinea, Japan, Malaysia, Bolivia, Canada, Mongolia, Mozambique, China, Brazil, Poland, Australia, Peru, Kyrgyzstan, Tajikistan, Indonesia
Gold	Great Wall Precious Metals Co., Ltd. of CBPM		Russian Federation, China
Gold	Guangdong Jinding Gold Limited		China, Taiwan, Brazil, Australia, Peru
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.		China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.		China, Korea, Republic of
Gold	HeeSung Metal Ltd.	RMAP	No known country of origin

Gold	Heimerle + Meule GmbH	LBMA, RMAP	Recycle/Scrap, Hong Kong, Philippines, Malaysia, Canada, Austria, Mongolia, Mozambique, China, South Africa, Mexico, Jersey, Australia, Germany
Gold	Heraeus Metals Hong Kong Ltd.	LBMA, RJC, RMAP	Singapore, Viet Nam, Hong Kong, Japan, Philippines, Malaysia, Thailand, Switzerland, Canada, Mozambique, China, Taiwan, South Africa, France, Australia, Laos, Peru, Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	LBMA, RMAP	Hong Kong, United States, Malaysia, United Arab Emirates, Bolivia, Switzerland, Saudi Arabia, Turkey, China, Jersey, Australia, Chile, Peru, Germany
Gold	Hunan Chenzhou Mining Co., Ltd.		Canada, Mozambique, China, Australia, Switzerland
Gold	HwaSeong CJ CO., LTD.		Canada, Hong Kong, United States, Japan, China, Korea, Republic of, Mexico, Australia
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	LBMA, RMAP	Mongolia, China, Mexico
Gold	Ishifuku Metal Industry Co., Ltd.	LBMA, RMAP	Canada, United States, China, Japan, Australia
Gold	Istanbul Gold Refinery	LBMA, RMAP	Turkey
Gold	Italpreziosi	RJC, RMAP	No known country of origin
Gold	Japan Mint	LBMA, RMAP	Japan, Mexico, Italy, Australia
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	LBMA, RMAP	Canada, Russian Federation, Japan, Australia
Gold	JSC Uralelectromed	LBMA, RMAP	Russian Federation, Taiwan, Brazil, Australia, Switzerland
Gold	JX Nippon Mining & Metals Co., Ltd.	LBMA, RMAP	Saudi Arabia, Taiwan, United Kingdom, Chile, Indonesia
Gold	Kaloti Precious Metals		United Arab Emirates
Gold	Kazakhmys Smelting LLC		Kazakhstan, Kyrgyzstan
Gold	Kazzinc	LBMA, RMAP	Japan, China, Taiwan, Kazakhstan, Australia, Switzerland, Peru
Gold	Kennecott Utah Copper LLC	LBMA, RMAP	United States, China
Gold	KGHM Polska Miedz Spolka Akcyjna	RMAP - Active	Chile
Gold	Kojima Chemicals Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Korea Zinc Co., Ltd.	RMAP	No known country of origin
Gold	Kyrgyzaltyn JSC	LBMA, RMAP	Brazil, Australia, Kyrgyzstan
Gold	Kyshtym Copper-Electrolytic Plant ZAO		No known country of origin

Gold	L'azurde Company For Jewelry		Saudi Arabia, Canada, Japan, Taiwan, Australia
Gold	Lingbao Gold Co., Ltd.		China
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.		China
Gold	L'Orfebre S.A.	RMAP - Active	No known country of origin
Gold	LS-NIKKO Copper Inc.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Kazakhstan, India, China, Korea, Republic of, Brazil, South Africa, Mexico, Chile, Australia, Peru, Indonesia
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.		China
Gold	Marsam Metals	RMAP	No known country of origin
Gold	Materion	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	Matsuda Sangyo Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, United Kingdom, Australia, Indonesia
Gold	Metalor Technologies (Hong Kong) Ltd.	LBMA, RJC, RMAP	Hong Kong, United States, Japan, China, Australia, Switzerland, Peru
Gold	Metalor Technologies (Singapore) Pte., Ltd.	LBMA, RJC, RMAP	Singapore, China, Switzerland
Gold	Metalor Technologies (Suzhou) Ltd.	RJC, RMAP	China, South Africa
Gold	Metalor Technologies S.A.	LBMA, RJC, RMAP	Canada, Sweden, Belgium, Hong Kong, United States, China, United Kingdom, Ivory Coast, Switzerland, Indonesia
Gold	Metalor USA Refining Corporation	LBMA, RJC, RMAP	Canada, United States, China, Mexico, Switzerland
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	LBMA, RMAP	China, Mexico
Gold	Mitsui Mining and Smelting Co., Ltd.	LBMA, RMAP	Canada, China, Japan, Australia
Gold	MMTC-PAMP India Pvt., Ltd.	LBMA, RMAP	United States, India
Gold	Modeltech Sdn Bhd	RMAP - Active	No known country of origin
Gold	Morris and Watson		New Zealand, Recycle/Scrap, United States
Gold	Morris and Watson Gold Coast		No known country of origin
Gold	Moscow Special Alloys Processing Plant	LBMA, RMAP	Russian Federation, China, Bolivia
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	LBMA, RMAP	Saudi Arabia, Turkey, United Arab Emirates
Gold	Navoi Mining and Metallurgical Combinat		United States, China, Uzbekistan, Indonesia
Gold	NH Recytech Company	RMAP - Active	No known country of origin
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	RJC, RMAP	Austria, Indonesia

Gold	Ohura Precious Metal Industry Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	LBMA, RMAP	Russian Federation
Gold	OJSC Novosibirsk Refinery	LBMA, RMAP	Canada, Russian Federation, China, Philippines, Brazil, Italy, Malaysia, Bolivia, Peru, Switzerland
Gold	PAMP S.A.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, United Kingdom, South Africa, Mexico, Australia, Switzerland, Indonesia
Gold	Pease & Curren		No known country of origin
Gold	Penglai Penggang Gold Industry Co., Ltd.		China
Gold	Planta Recuperadora de Metales SpA	RMAP	No known country of origin
Gold	PT Aneka Tambang (Persero) Tbk	LBMA, RMAP	Canada, Brazil, Malaysia, Australia, Bolivia, Chile, Switzerland, Peru, Germany, Ethiopia, Indonesia
Gold	PX Precinox S.A.	LBMA, RMAP	Canada, Mozambique, Australia, Switzerland
Gold	Refinery of Seemine Gold Co., Ltd.		China
Gold	Remondis Argentia B.V.	RMAP - Active	No known country of origin
Gold	Republic Metals Corporation	LBMA, RMAP	United States
Gold	Royal Canadian Mint	LBMA, RMAP	Canada, United States, Japan, Guyana, Mexico, Suriname, Chile, Switzerland, Peru, Germany
Gold	SAAMP	RJC, RMAP	No known country of origin
Gold	Sabin Metal Corp.		Canada, Russian Federation, United States, China, Brazil, Mexico, Portugal
Gold	Safimet S.p.A	RMAP	Italy
Gold	SAFINA A.S.	RMAP - Active	Czech Republic
Gold	Sai Refinery		No known country of origin
Gold	SAMWON METALS Corp.		Canada, Sweden, Hong Kong, China, Korea, Republic of, Australia
Gold	SAXONIA Edelmetalle GmbH	RMAP	Germany
Gold	Schone Edelmetaal B.V.	LBMA, RMAP	Netherlands, Belgium, Hong Kong, China, Australia
Gold	SEMPSA Joyeria Plateria S.A.	LBMA, RMAP	Spain
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.		Russian Federation
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	LBMA, RMAP	United States, Japan, China
Gold	Sichuan Tianze Precious Metals Co., Ltd.	LBMA, RMAP	No known country of origin

Gold	Singway Technology Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	So Accurate Group, Inc.		United States, China, Thailand
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	LBMA, RMAP	Russian Federation, Taiwan, Germany
Gold	Solar Applied Materials Technology Corp.	LBMA, RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Gold	State Research Institute Center for Physical Sciences and Technology		No known country of origin
Gold	Sudan Gold Refinery		No known country of origin
Gold	Sumitomo Metal Mining Co., Ltd.	LBMA, RMAP	United States, Philippines, Japan, Chile, Australia, Indonesia
Gold	SungEel HiMetal Co., Ltd.	RMAP	No known country of origin
Gold	T.C.A S.p.A	LBMA, RMAP	Italy
Gold	Tanaka Kikinzoku Kogyo K.K.	LBMA, RMAP	Singapore, Hong Kong, United States, Japan, Uzbekistan, United Kingdom, Malaysia, Bolivia, Switzerland, Canada, Belgium, China, Mexico, South Africa, Chile, Australia, Indonesia
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	LBMA, RMAP	China, Peru
Gold	Tokuriki Honten Co., Ltd.	LBMA, RMAP	Canada, Hong Kong, United States, China, Japan, Australia, Chile, Peru
Gold	Tongling Nonferrous Metals Group Co., Ltd.		China
Gold	Tony Goetz NV		No known country of origin
Gold	TOO Tau-Ken-Altyn		No known country of origin
Gold	Torecom	RMAP	Russian Federation, China, Korea, Republic of, Brazil, Mexico, Chile, Bolivia, Indonesia
Gold	Umicore Brasil Ltda.	LBMA, RMAP	Austria, Japan, Brazil
Gold	Umicore Precious Metals Thailand	RJC, RMAP	United States, China, Thailand, Peru
Gold	Umicore S.A. Business Unit Precious Metals Refining	LBMA, RMAP	Canada, Japan, China, Bolivia

Gold	United Precious Metal Refining, Inc.	RMAP	Canada, Russian Federation, Belgium, United States, China, Japan, Thailand, Bolivia, Australia, Switzerland, Peru, Indonesia
Gold	Universal Precious Metals Refining Zambia		No known country of origin
Gold	Valcambi S.A.	LBMA, RJC, RMAP	Hong Kong, China, Japan, Taiwan, Australia, Switzerland, Germany
Gold	Western Australian Mint (T/a The Perth Mint)	LBMA, RMAP	Papua New Guinea, Hong Kong, Guinea, China, Korea, Republic of, Australia, Chile, Bolivia, Peru
Gold	WIELAND Edelmetalle GmbH	RMAP	Germany
Gold	Yamakin Co., Ltd.	RMAP	Canada, Mozambique, United States, Japan, China, Brazil, Australia
Gold	Yokohama Metal Co., Ltd.	RMAP	China, Japan, Brazil, Malaysia, Spain
Gold	Yunnan Copper Industry Co., Ltd.		Canada, China, Chile

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	LBMA, RMAP	Canada, Mongolia, Mozambique, China, Philippines, Australia, Thailand, Switzerland, Laos, Ethiopia, Germany
Tantalum	Asaka Riken Co., Ltd.	RMAP	No known country of origin
Tantalum	D Block Metals, LLC	RMAP	United States
Tantalum	Exotech Inc.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	FIR Metals & Resource Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Israel, Australia, Indonesia, Estonia

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	RMAP	No known country of origin
Tantalum	Jiangxi Tuohong New Raw Material	RMAP	No known country of origin
Tantalum	Jiujiang Janny New Material Co., Ltd.	RMAP	No known country of origin
Tantalum	Metallurgical Products India Pvt., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Jersey, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Mineracao Taboca S.A.	RMAP	Brazil
Tantalum	Mitsui Mining and Smelting Co., Ltd.	RMAP	Japan, Brazil, United Kingdom, Malaysia, Chile, Australia
Tantalum	NPM Silmet AS	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Power Resources Ltd.	RMAP	No known country of origin
Tantalum	QuantumClean	RMAP	United States, Poland, Brazil
Tantalum	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	RMAP	Russian Federation, China, Peru

Tantalum	Solikamsk Magnesium Works OAO	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Telex Metals	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	XinXing Haorong Electronic Material Co., Ltd.	RMAP	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Alpha	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Jersey, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Sweden, China, Ireland, Slovakia, Nigeria, France, Recycle/Scrap, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	An Vinh Joint Stock Mineral Processing Company		Turkey, Viet Nam, Brazil
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	RMAP	China
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	RMAP	No known country of origin
Tin	China Tin Group Co., Ltd.	RMAP	Russian Federation, United States, China, Mexico, Switzerland, Indonesia

Tin	CNMC (Guangxi) PGMA Co., Ltd.		Canada, Belgium, United States, China, Brazil, Malaysia, Bolivia, Thailand, Chile, France, Peru, Indonesia
Tin	CV Ayi Jaya	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	CV Dua Sekawan	RMAP	No known country of origin
Tin	CV Gita Pesona	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	CV Tiga Sekawan	RMAP	No known country of origin
Tin	Dowa	RMAP	No known country of origin
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company		Canada, Viet Nam, United States, China, Brazil, Chile
Tin	Estanho de Rondonia S.A.		Taiwan, Brazil
Tin	Fenix Metals	RMAP	Recycle/Scrap, China, Brazil, Poland, Kazakhstan, Australia, Bolivia, Peru, Indonesia
Tin	Gejiu Fengming Metallurgy Chemical Plant	RMAP	No known country of origin
Tin	Gejiu Jinye Mineral Company	RMAP	No known country of origin
Tin	Gejiu Kai Meng Industry and Trade LLC	RMAP	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	RMAP	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.		No known country of origin

Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	RMAP	No known country of origin
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	RMAP	No known country of origin
Tin	HuiChang Hill Tin Industry Co., Ltd.	RMAP	No known country of origin
Tin	Huichang Jinshunda Tin Co., Ltd.	RMAP	China
Tin	Jiangxi New Nanshan Technology Ltd.	RMAP	Russian Federation, China, Bolivia, Portugal
Tin	Melt Metais e Ligas S.A.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Metallic Resources, Inc.	RMAP	United States
Tin	Metallo Spain S.L.U.	RMAP	Spain
Tin	Mineracao Taboca S.A.	RMAP	Brazil, Thailand
Tin	Minsur	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Mitsubishi Materials Corporation	RMAP	Canada, Papua New Guinea, Japan, Indonesia
Tin	Modeltech Sdn Bhd	RMAP - Active	No known country of origin
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company		Viet Nam, Estonia
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	RMAP	Netherlands, Philippines, China, Thailand
Tin	O.M. Manufacturing Philippines, Inc.	RMAP	Canada, Japan, Philippines, China, Brazil, Malaysia, Bolivia, Peru
Tin	Pongpipat Company Limited		No known country of origin

Tin	PT Aries Kencana Sejahtera	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Artha Cipta Langgeng	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT ATD Makmur Mandiri Jaya	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Babel Inti Perkasa	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Babel Surya Alam Lestari	RMAP - Active	China

Tin	PT Bangka Prima Tin	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Bangka Serumpun	RMAP	No known country of origin
Tin	PT Belitung Industri Sejahtera	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT DS Jaya Abadi	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Poland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Inti Stania Prima	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Karimun Mining	RMAP	Russian Federation, Indonesia
Tin	PT Kijang Jaya Mandiri	RMAP	No known country of origin
Tin	PT Lautan Harmonis Sejahtera	RMAP	No known country of origin
Tin	PT Menara Cipta Mulia	RMAP	No known country of origin

Tin	PT Mitra Stania Prima	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Kyrgyzstan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Panca Mega Persada	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Premium Tin Indonesia	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Uzbekistan, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Prima Timah Utama	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Refined Bangka Tin	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Sariwiguna Binasentosa	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Sukses Inti Makmur	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Tommy Utama	RMAP	Indonesia
Tin	Resind Industria e Comercio Ltda.	RMAP	No known country of origin
Tin	Rui Da Hung	RMAP	Japan, China, Taiwan, Brazil
Tin	Soft Metais Ltda.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Super Ligas		No known country of origin
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company		Viet Nam, Indonesia
Tin	White Solder Metalurgia e Mineracao Ltda.	RMAP	China, Brazil, Thailand, Peru, Germany
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	RMAP	Recycle/Scrap, Singapore, China
Tin	Yunnan Tin Company Limited	RMAP	Myanmar, Hong Kong, United States, Malaysia, Bolivia, Canada, Belgium, China, Brazil, Australia, Peru, Ethiopia, Germany, Indonesia
Tungsten	ACL Metais Eireli	RMAP	No known country of origin
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	RMAP - Active	No known country of origin
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Ganzhou Yatai Tungsten Co., Ltd.
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Global Tungsten & Powders Corp.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	H.C. Starck Smelting GmbH & Co. KG	RMAP	No known country of origin

Tungsten	Hunan Chenzhou Mining Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Hunan Litian Tungsten Industry Co., Ltd.		No known country of origin
Tungsten	Japan New Metals Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	RMAP	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.		No known country of origin
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.		China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	RMAP	China, Korea, Republic of
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	RMAP	Papua New Guinea, Argentina, Singapore, Guinea, United States, Japan, Canada, China, Brazil, Mexico, Chile, Australia, Peru
Tungsten	Kennametal Fallon	RMAP	Recycle/Scrap, Russian Federation, Viet Nam, United States, China, Bolivia, Portugal
Tungsten	Kennametal Huntsville	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, South Africa, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Moliren Ltd.	RMAP	No known country of origin
Tungsten	Niagara Refining LLC	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Philippine Chuangxin Industrial Co., Inc.	RMAP	No known country of origin
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	RMAP	No known country of origin
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Unecha Refractory Metals Plant	RMAP	No known country of origin
Tungsten	Wolfram Bergbau und Hutten AG	RMAP	Austria, China, Australia
Tungsten	Woltech Korea Co., Ltd.	RMAP	No known country of origin
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	RMAP	No known country of origin
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

The table below is an aggregation of data provided by the Weatherford’s suppliers through March 31, 2018 and lists smelters within our supply chain that may source 3 TG from the DRC.

Metal	Official Smelter Name	Certifications Status	Mine Countries of Origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	LBMA, RMAP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Uzbekistan, Zambia, Switzerland, Canada, China, Brazil, Mexico, Chile, Australia, Peru, Germany
Gold	Asaka Riken Co., Ltd.	RMAP	Recycle/Scrap, Armenia, Burundi, Mozambique, Niger, Japan, Rwanda, Mexico, Nigeria
Gold	CCR Refinery - Glencore Canada Corporation	LBMA, RMAP	DRC- Congo (Kinshasa), Argentina, United States, Japan, Zambia, Switzerland, Canada, China, Australia, Chile, Peru, Germany, Indonesia
Gold	Elemetal Refining, LLC
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, Hong Kong, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Gold	Jiangxi Copper Co., Ltd.	LBMA, RMAP	United States, China, Japan, Rwanda, Chile
Gold	Mitsubishi Materials Corporation	LBMA, RMAP	Canada, Mongolia, Papua New Guinea, Austria, Mozambique, Hong Kong, Japan, United Kingdom, Congo (Brazzaville), Chile
Gold	Nihon Material Co., Ltd.	LBMA, RMAP	DRC- Congo (Kinshasa), Niger, Japan, Rwanda, Malaysia, Bolivia, Thailand, Switzerland, Portugal, Spain, Canada, Mozambique, China, Brazil, Australia, Nigeria, Chile, Peru, Indonesia
Gold	Prioksky Plant of Non-Ferrous Metals	LBMA, RMAP	Russian Federation, Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, China, Namibia, Brazil, Zimbabwe, Australia, Germany, Ethiopia
Gold	Rand Refinery (Pty) Ltd.	LBMA, RMAP
DRC- Congo (Kinshasa), Papua New Guinea, Hong Kong, Guinea, Philippines, Tanzania, Ghana, Malaysia, Switzerland, Canada, Austria, Mozambique, Mali, Namibia, China, South Africa, Jersey, Australia, Germany

Gold	Samduck Precious Metals	RMAP	United States, Japan, Rwanda, Sierra Leone, Bolivia, Thailand, India, Canada, Mozambique, China, Namibia, Brazil, Korea, Republic of, Zimbabwe, Australia, Germany, Ethiopia
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Canada, Russian Federation, Mozambique, China, Brazil, Australia, Thailand

Tantalum	Duoluoshan
Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Indonesia, Estonia

Tantalum	F&X Electro-Materials Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Recycle/Scrap, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Global Advanced Metals Aizu	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Global Advanced Metals Boyertown	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Philippines, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Hermsdorf GmbH	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Inc.	RMAP	Burundi, United States, Japan, Rwanda, Sierra Leone, Congo (Brazzaville), Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Nigeria, Australia, Germany, Ethiopia

Tantalum	H.C. Starck Ltd.	RMAP	Japan, Rwanda, Sierra Leone, Bolivia, India, Canada, Mozambique, Namibia, China, Brazil, Zimbabwe, Australia, Germany, Ethiopia
Tantalum	H.C. Starck Smelting GmbH & Co. KG	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	H.C. Starck Tantalum and Niobium GmbH	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Guyana, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Italy, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Philippines, Rwanda, United Kingdom, Kenya, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	KEMET Blue Metals	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Mali, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Ghana, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, Guinea, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Kemet Blue Powder	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	LSM Brasil S.A.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tantalum	Taki Chemical Co., Ltd.	RMAP
Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tantalum	Ulba Metallurgical Plant JSC	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, South Sudan, Japan, Tanzania, Zambia, Congo (Brazzaville), Belarus, India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tin	CV United Smelting	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	CV Venus Inti Perkasa	RMAP	Canada, Japan, Guyana, Mexico, Suriname, Congo (Brazzaville), Chile, Switzerland, Peru, Germany, Indonesia

Tin	EM Vinto	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Jiangxi Ketai Advanced Material Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Burundi, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Niger, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Mexico, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Magnu's Minerais Metais e Ligas Ltda.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Malaysia Smelting Corporation (MSC)	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Mongolia, Austria, Mozambique, Luxembourg, Korea, Republic of, Guyana, Laos, Colombia, Ecuador, Argentina, Hungary, South Sudan, Tanzania, Zambia, Congo (Brazzaville), India, Belgium, Namibia, Taiwan, South Africa, Central African Republic, Germany, Ethiopia, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Netherlands, China, Ireland, Slovakia, France, United Kingdom, Kenya, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Metallo Belgium N.V.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	Operaciones Metalurgical S.A.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Bangka Tin Industry	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Bukit Timah	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Poland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Eunindo Usaha Mandiri	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	PT Stanindo Inti Perkasa	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Armenia, Austria, Mongolia, Mozambique, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Sumber Jaya Indah	RMAP	Niger, China, Japan, Rwanda, Brazil, Malaysia, Thailand, Bolivia, Nigeria, Ethiopia, India, Indonesia
Tin	PT Timah (Persero) Tbk Kundur	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Timah (Persero) Tbk Mentok	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tin	PT Tinindo Inter Nusa	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tin	Thaisarco	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Morocco, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Germany, Ethiopia, Burundi, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Poland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Uganda, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	A.L.M.T. TUNGSTEN Corp.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Guyana, Brazil, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Asia Tungsten Products Vietnam Ltd.	RMAP
Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Guyana, Korea, Republic of, Chile, Laos, Ecuador, Colombia, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Burundi, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, France, Nigeria, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, Ireland, China, Slovakia, Nigeria, France, Philippines, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Brazil, Korea, Republic of, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Germany, Ethiopia, Russian Federation, Singapore, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, France, Nigeria, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Ecuador, Colombia, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Estonia, Indonesia

Tungsten	H.C. Starck Tungsten GmbH	RMAP
Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Mozambique, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Madagascar, Sierra Leone, Ivory Coast, Thailand, Bolivia, Netherlands, China, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Hydrometallurg, JSC	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, France, Nigeria, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	RMAP	DRC- Congo (Kinshasa), Canada, Russian Federation, China, Brazil, Malaysia, Bolivia, Australia, Peru, Indonesia
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Angola, Cambodia, Malaysia, Kazakhstan, Portugal, Mongolia, Austria, Luxembourg, Korea, Republic of, Brazil, Guyana, Chile, Laos, Colombia, Ecuador, Argentina, South Sudan, Hungary, Japan, Tanzania, Zambia, Congo (Brazzaville), India, Canada, Belgium, Namibia, Taiwan, Central African Republic, Peru, Ethiopia, Germany, Russian Federation, Burundi, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Thailand, Bolivia, Netherlands, Ireland, Slovakia, Nigeria, France, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Uganda, Suriname, Israel, Australia, Indonesia, Estonia

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	RMAP	Russian Federation, Burundi, Niger, Rwanda, Malaysia, Bolivia, Thailand, Spain, Canada, China, Brazil, Mexico, Nigeria, Australia

Tungsten	Xiamen Tungsten Co., Ltd.	RMAP
DRC- Congo (Kinshasa), Myanmar, Cambodia, Malaysia, Kazakhstan, Portugal, Austria, Mongolia, Luxembourg, Guyana, Korea, Republic of, Brazil, Chile, Laos, Colombia, Ecuador, Argentina, Hungary, Japan, India, Canada, Belgium, Namibia, Taiwan, Peru, Ethiopia, Germany, Russian Federation, Viet Nam, Singapore, United States, Egypt, Sierra Leone, Madagascar, Ivory Coast, Bolivia, Thailand, Netherlands, China, Ireland, Slovakia, Nigeria, France, Niger, Rwanda, United Kingdom, Switzerland, Spain, Djibouti, Czech Republic, Zimbabwe, Mexico, Suriname, Israel, Australia, Estonia, Indonesia